UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 7, 2011
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Crown House
4 Par-la-Ville Road
Second Floor
Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders.
This amendment updates information provided in a current report on Form 8-K, filed June 10, 2011, reporting the voting results from our annual general meeting of shareholders held on June 7, 2011 (the “Meeting”), including a non-binding advisory vote regarding the frequency of future advisory votes on executive compensation (“Say-on-Pay”).
At the Meeting, shareholders voted a majority of the shares represented in favor of annual Say-on-Pay votes. The Board has considered the preference expressed by shareholders and determined to hold future Say-on-Pay votes annually.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nabors Industries Ltd.
Dated: October 31, 2011	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

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